UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Director

On February 2, 2012, the Board of Directors of DTE Energy Company (the “Company” or “DTE Energy”) elected a new director, Charles G. McClure, effective February 3, 2012. Mr. McClure is the chairman, president and CEO of Meritor, Inc. Mr. McClure fills a vacancy created by an increase in the size of the Board from 13 to 14 directors. The Board of Directors determined Mr. McClure is an independent director under New York Stock Exchange listing standards and the Company’s Categorical Standards for Director Independence. There is no arrangement between Mr. McClure and any person pursuant to which he was selected as a director. Mr. McClure is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Mr. McClure received 1,000 shares of restricted stock upon his election as a director pursuant to the Company’s 2006 Long Term Incentive Plan. The shares vest three years from the effective date of the grant and the recipient is not required to pay any consideration. Mr. McClure will also participate in the Company’s other compensation and benefit programs for non-employee directors which are described on pages 15-17 of the Company’s 2011 Notice of Annual Meeting of Shareholders and Proxy Statement which was filed with the Securities and Exchange Commission on March 21, 2011.

A copy of the Company’s press release announcing Mr. McClure’s election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Annual Incentive Plan

On February 1, 2012, the Organization and Compensation Committee of the Board of Directors of DTE Energy Company approved 2012 performance measures, weightings and metrics under the Company’s Annual Incentive Plan (“AIP”). Anthony F. Earley Jr., Gerard M. Anderson, David E. Meador, Steven Kurmas, Gerardo Norcia and Bruce D. Peterson are the Company’s “named executive officers” disclosed in our 2011 proxy statement. Except for Mr. Earley, who retired from the Company in September 2011, these “named executive officers” and other executives may receive cash awards under the AIP. The following table summarizes the annual measures for 2012 under the AIP for Messrs. Anderson, Meador and Peterson in determining their total annual incentive award:

Measures	Weight

DTE Energy Adjusted Earnings Per Share	25%
DTE Energy Adjusted Cash Flow	25%
Customer Satisfaction Index	5%
Customer Satisfaction Improvement Program	7%
Michigan Public Service Commission (“MPSC”) Customer Complaints	5%
Employee Engagement-Gallup	5%
Safety Index	7%
Diversity Hiring	5%
Utility Operating Excellence Index	16%

The following table summarizes the annual measures for 2012 under the AIP for Mr. Kurmas in determining his total annual incentive award:

Measures	Weight
DTE Energy Adjusted Earnings Per Share	10%
The Detroit Edison Company (“Detroit Edison”) Adjusted Net Income	20%
Detroit Edison Adjusted Cash Flow	20%
Customer Satisfaction Index	5%
Customer Satisfaction Improvement Program	7%
MPSC Customer Complaints	5%
Employee Engagement-Gallup	5%
Safety Index	7%
Diversity Hiring	5%
Electric Distribution Reliability	8%
Power Plant Reliability	8%

The following table summarizes the annual measures for 2012 under the AIP for Mr. Norcia in determining his total annual incentive award:

Measures	Weight
DTE Energy Adjusted Earnings Per Share	10.0%
Michigan Consolidated Gas Company (“MichCon”) Adjusted Net Income	14.0%
MichCon Adjusted Cash Flow	14.0%
Customer Satisfaction Index	3.5%
Customer Satisfaction Improvement Program	4.9%
MPSC Customer Complaints	3.5%
Employee Engagement-Gallup	3.5%
Safety Index	4.9%
Diversity Hiring	3.5%
Gas Distribution System Improvement	4.2%
Inside Meters Removal Program	3.5%
Main Line Renewal Program	3.5%
Gas Storage and Pipelines (“GSP”) Adjusted Net Income	10.5%
GSP Adjusted Cash Flow	6.0%
GSP New Project Development	10.5%

Based on market comparisons, each officer position is assigned a target award expressed as a percentage of base salary. Targets for these officers range from 60% to 100%, including the Chief Executive Officer. Award amounts paid to each officer are determined as follows: (1) the executive’s most recent year-end base salary is multiplied by an AIP target percentage to arrive at the target award; (2) the overall performance payout percentage, which can range from 0% to 175%, is determined based on final results compared to threshold, target and maximum levels for each objective; (3) the target award is then multiplied by the performance payout percentage to arrive at the calculated award; and (4) the calculated award is then adjusted by an individual performance modifier (assessment of an individual executive’s achievements for the year), which can range from 0% to 150%, to arrive at the final award.

Long-Term Incentive Plan

On February 1, 2012, the Organization and Compensation Committee of the Company’s Board of Directors approved 2012 performance measures, weightings and metrics for executive officers under the DTE Energy Company 2006 Long Term Incentive Plan (“LTIP”). The LTIP, which was approved by our shareholders, rewards long-term growth and profitability by providing a vehicle through which officers, other key employees and outside directors may receive stock-based compensation. Stock-based compensation directly links individual performance with shareholder interests. Based on market comparisons, each officer position is assigned a target award expressed as a percentage of base salary. The target award may be modified by the Organization and Compensation Committee and is then delivered in the form of restricted stock, stock options and performance shares. Targets for these officers range from 115% to 275%, including the Chief Executive Officer.

Performance shares: Performance shares entitle the executive to receive a specified number of shares, or a cash payment equal to the fair market value of the shares, or a combination thereof, depending on the level of achievement of performance measures. The performance measurement period for the 2012 award is January 1, 2012 through December 31, 2014. Payments earned under the 2012 award can range from 0% to 200% of target, based upon achievement of performance measures. The two measures and weightings for Messrs. Anderson, Meador and Peterson are: (1) total shareholder return vs. total shareholder return of peer group companies (80%), and (2) ratio of funds from operations to debt (20%). The three measures and weightings for Mr. Kurmas are: (1) total shareholder return vs. total shareholder return of peer group companies (60%), (2) ratio of funds from operations to debt (20%) and (3) Detroit Edison 3 year average return on equity (20%). The four measures and weightings for Mr. Norcia are: (1) total shareholder return vs. total shareholder return of peer group companies (54%), (2) ratio of funds from operations to debt (17%), (3) MichCon 3 year average return on equity (14%) and (4) GSP 3 year average net income (15%).

Item 9.01.         Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release of DTE Energy Company dated February 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012

DTE ENERGY COMPANY
(Registrant)

/s/ Larry E. Steward
Larry E. Steward
Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of DTE Energy Company dated February 2, 2012.